JANUARY 14, 2008

Supplement

SUPPLEMENT DATED JANUARY 14, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY SERIES FUNDS —
MORGAN STANLEY DIVERSIFIED INTERNATIONAL EQUITY FUND
Dated October 2, 2007

The Investment Adviser and Administrator have voluntarily agreed to cap the total annual Fund operating expenses (except for brokerage and 12b-1 fees) of the Morgan Stanley Diversified International Equity Fund (the ‘‘Fund’’) to the extent such operating expenses on an annualized basis exceed 1.30% for each of the Class A, Class B, Class C and Class D shares of the average daily net assets of the Fund.

In connection with such cap, the following is hereby added as footnote 8 to the line item ‘‘Total annual Fund operating expenses’’ in the Fund’s ‘‘Annual Fund Operating Expenses’’ table included in the section titled ‘‘Fees and Expenses’’:

(8) The Investment Adviser has voluntarily agreed to cap the Fund’s total annual Fund operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s ‘‘other expenses’’ and/or waiving the Fund’s advisory fees, and Morgan Stanley Services Company, Inc., the Fund’s Administrator, has agreed to waive the Fund’s administrative fees, to the extent such operating expenses on an annualized basis exceed 1.30% for each of the Class A, Class B, Class C and Class D shares of the average daily net assets of the Fund. This cap/waiver may be terminated at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DLESPT